UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

(323) 937-1060

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mercury General Corporation held its 2016 Annual Meeting of Shareholders on May 11, 2016. The only matter voted upon at the meeting was the election of nine directors. The votes cast with respect to election of directors were as follows:

Proposal: Election of Director:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
George Joseph	50,266,930	82,344	0
Gabriel Tirador	50,273,770	75,504	0
Michael D. Curtius	50,239,186	110,088	0
James G. Ellis	50,258,537	90,737	0
Martha E. Marcon	49,387,945	961,329	0
Dr. John G. Nackel	50,275,387	73,887	0
Donald P. Newell	48,023,693	2,325,581	0
Glenn S. Schafer	50,271,429	77,845	0
Donald R. Spuehler	48,027,513	2,321,761	0

Each director nominee above was elected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer